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                        OHIO NATIONAL VARIABLE ACCOUNT R
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                             GROWTH PERSPECTIVE VUL

SUPPLEMENT DATED NOVEMBER 3, 2005 TO THE PROSPECTUS DATED MAY 1, 2005

The following changes are made to the prospectus dated May 1, 2005:

Effective November 2, 2005, the subadviser for the Ohio National Fund Small Cap Growth Portfolio is Janus Capital Management LLC.